UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2015 (June 10, 2015)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	EVERSOURCE ENERGY (a Massachusetts voluntary association) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone number: (413) 785-5871	04-2147929
1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone number: (603) 669-4000	02-0181050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1

Registrant’s Business and Operations

Item 1.01.

Entry into a Material Definitive Agreement.

On June 10, 2015, Eversource Energy (“Eversource”) and Public Service Company of New Hampshire, doing business as Eversource Energy, a subsidiary of Eversource (“PSNH”), announced that they entered into the 2015 Public Service Company of New Hampshire Restructuring and Rate Stabilization Agreement (the “Settlement Agreement”) with the following parties: the Office of Energy and Planning, Designated Advocate Staff of the New Hampshire Public Utilities Commission, the Office of Consumer Advocate, New Hampshire District 3 Senator Jeb Bradley, New Hampshire District 15 Senator Dan Feltes, the City of Berlin, New Hampshire (subject to ratification by the Berlin City Council), Local No. 1837 of the International Brotherhood of Electrical Workers, the Conservation Law Foundation, the Retail Energy Supply Association, TransCanada Power Marketing Ltd., TransCanada Hydro Northeast Inc., New England Power Generators Association, Inc., and the New Hampshire Sustainable Energy Association d/b/a NH CleanTech Council.  The Settlement Agreement is designed to provide a resolution of Docket Nos. DE 11-250 and DE 14-238, each involving PSNH and currently pending before the New Hampshire Public Utilities Commission (the “NHPUC”), and also affects several other ongoing PSNH dockets.   The Settlement Agreement was required by the agreement in principle reached by the parties on March 11, 2015.  The Settlement Agreement was filed with the NHPUC on June 10, 2015.

Implementation of the Settlement Agreement is contingent upon the approval by the NHPUC, as well as enactment of securitization legislation. When implemented, the Settlement Agreement will lead to initiation in the near-term of a process for the divestiture of PSNH’s fossil and hydro generating assets and the recovery of related stranded costs, which will be financed using long-term low-cost securitization bonds, resolution of the Merrimack Station wet flue gas desulphurization system (“Scrubber”) prudence proceeding, a two-year extension of PSNH’s general distribution rate case stay-out agreement, continuation of PSNH’s Reliability Enhancement Program, which targets improvements to grid reliability, resiliency, and automation, and the establishment of a $5 million clean energy fund.  If approved, a sales process of PSNH’s generation facilities is expected to begin in early 2016.

Additional components of the Settlement Agreement include:

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Achievement of a number of important objectives, including:

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Protecting the economic interests of PSNH’s electricity customers, with a focus on customer savings across all customer classes and long-term rate stabilization;

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Protecting residential and small commercial default service ratepayers by reducing their obligation to pay the full costs of the Scrubber;

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Avoiding protracted litigation in the NHPUC proceedings related to the prudency of the Scrubber and the investigation into PSNH’s owned generation fleet;

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Resolving long-standing issues regarding the restructuring of New Hampshire’s electricity market;

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Ensuring adequate and meaningful protections for both New Hampshire’s labor force and for impacted municipalities; and

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Mitigating the financial impacts of the stranded cost recovery charge on large commercial and industrial customers.

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PSNH’s agreement to forego recovery of $25 million of previously deferred equity return related to the Scrubber.

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A requirement that the new owner(s) of the generating assets keep them in service for at least eighteen months after the date(s) of financial closing on the sale of each generation facility.

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Protection for the municipalities where the generating assets are located, via three years of property tax stabilization payments if a generation facility is sold for less than its assessed value.

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Comprehensive employee protections.

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Completing the transition to a competitive procurement process for default service.

PSNH owns and operates approximately 1,200 MW of primarily fossil fueled electricity generation plants, including PSNH’s 50 MW wood-burning Northern Wood Power Project at its Schiller Station in Portsmouth, New Hampshire, and approximately 69 MW of hydroelectric generation.

The foregoing description of the Settlement Agreement and related matters is qualified in its entirety by reference to the text of the Settlement Agreement, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On June 10, 2015, Eversource and PSNH issued a news release highlighting the key provisions of the Settlement Agreement, which is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Section 9

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Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

Exhibit Number	Description
99.1

2015 Public Service Company of New Hampshire Restructuring and Rate Stabilization Agreement, dated as of June 10, 2015, by and among Eversource, PNSH, the Office of Energy and Planning, Designated Advocate Staff of the New Hampshire Public Utilities Commission, the Office of Consumer Advocate, New Hampshire District 3 Senator Jeb Bradley, New Hampshire District 15 Senator Dan Feltes, the City of Berlin, New Hampshire (subject to ratification by the Berlin City Council), Local No. 1837 of the International Brotherhood of Electrical Workers, the Conservation Law Foundation, the Retail Energy Supply Association, TransCanada Power Marketing Ltd., TransCanada Hydro Northeast Inc., New England Power Generators Association, Inc., and the New Hampshire Sustainable Energy Association d/b/a NH CleanTech Council.

99.2	News Release of Eversource and PSNH announcing the Settlement Agreement, dated June 10, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (Registrants)
June 11, 2015	By: /S/ JAY S. BUTH Jay S. Buth Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1

2015 Public Service Company of New Hampshire Restructuring and Rate Stabilization Agreement, dated as of June 10, 2015, by and among Eversource, PNSH, the Office of Energy and Planning, Designated Advocate Staff of the New Hampshire Public Utilities Commission, the Office of Consumer Advocate, New Hampshire District 3 Senator Jeb Bradley, New Hampshire District 15 Senator Dan Feltes, the City of Berlin, New Hampshire (subject to ratification by the Berlin City Council), Local No. 1837 of the International Brotherhood of Electrical Workers, the Conservation Law Foundation, the Retail Energy Supply Association, TransCanada Power Marketing Ltd., TransCanada Hydro Northeast Inc., New England Power Generators Association, Inc., and the New Hampshire Sustainable Energy Association d/b/a NH CleanTech Council.

99.2	News Release of Eversource and PSNH announcing the Settlement Agreement, dated June 10, 2015.